SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT



                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) April 28, 1994



                   ONE VALLEY BANCORP OF WEST VIRGINIA, INC.
            (Exact name of registrant as specified in its charter)


         West Virginia             0-10042                    55-0609408
 (State or other jurisdiction    (Commission               (I.R.S. Employer
      of incorporation)          File Number)             Identification No.)


              One Valley Square, Charleston, West Virginia  25326
                   (Address of principal executive offices)
                                  (Zip Code)


                                (304) 348-7000
             (Registrant's telephone number, including area code)


                                Not applicable                 _
     (Former name, address, and fiscal year, if changed since last report)


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                  One Valley Bancorp of West Virginia, Inc.

Item 5.	  Other Events

On April 26, 1994, the board of directors of One Valley Bancorp of West Virginia, Inc. (NASDAQ:OVWV), approved the repurchase of up to 400,000 shares of One Valley Bancorp of West Virginia, Inc. common stock. The actual number of shares which One Valley will purchase, if any, will depend upon market conditions and prices.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     One Valley Bancorp of West Virginia, Inc.

DATE   April 28, 1994

                                     BY  /S/ James A. Winter
                                         James A. Winter
                                         Chief Accounting Officer